UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023 (August 31, 2023)

CORRELATE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501
Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANAGEMENTS OF CERTAIN OFFICERS

On August 31, 2023, Channing Chen resigned as CFO of the Company and on September 7, 2023, the Company’s board of directors appointed Todd Michaels, our CEO, to serve as Interim Chief Financial Officer until his earlier resignation or removal. Mr. Chen’s resignation as CFO is not the result of any disagreement related to the operations, policies or practices of the Company.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRELATE ENERGY CORP.

Dated: September 7, 2023	By:	/s/ Todd Michaels
	Name:	Todd Michaels
	Title:	Chief Executive Officer

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